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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ______________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported) - January 23, 2002



                       ANWORTH MORTGAGE ASSET CORPORATION
                       ----------------------------------
             (Exact name of Registrant as specified in its Charter)


          Maryland                       001-13709               52-2059785
-----------------------------------     -----------          ------------------
(State or Other Jurisdiction            (Commission           (I.R.S. Employer
of Incorporation or Organization)       File Number)         Identification No.)



1299 Ocean Avenue, Suite 200, Santa Monica, California                90401
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(Address of Principal Executive Offices)                            (Zip Code)



      Registrant's telephone number, including area code:   (310) 394-0115
                                                            --------------



                                Not Applicable
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed since Last Report)
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Item 7.  Exhibits.

          (a)  Not Applicable.

          (b)  Not Applicable.

          (c)  Exhibits.

               Exhibit 99.1
               ------------

               Press Release dated January 23, 2002 of the Registrant.


Item 9.  Regulation FD Disclosure.

     A. On January 23, 2002, Anworth Mortgage Asset Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     B. On January 23, 2002, we reported our unaudited results of operations for the quarter and year ended December 31, 2001. For the quarter ended December 31, 2001, we reported earnings of $1,444,000 or $0.54 per share based on 2,658,427 weighted average common shares outstanding and $0.53 per share on a fully diluted basis. For the year ended December 31, 2001, our earnings were $3,706,000 or $1.50 per share based on the weighted average common shares outstanding for 2001 on a fully diluted basis.

     At December 31, 2001, we held total assets of $424.6 million and our mortgage assets included 63% in adjustable-rate mortgage-backed securities, 21% in hybrid adjustable-rate mortgage-backed securities, 13% in fixed-rate mortgage-backed securities and 2% in collateralized mortgage obligations. Our total assets at December 31, 2001 included $216.9 million in mortgage-backed securities purchased since the closings of our public offering and private placement on December 27, 2001. At December 31, 2001, approximately 99.6% of our mortgage assets were guaranteed by an agency of the United States government such as Fannie Mae or Freddie Mac. The weighted average maturity of our outstanding repurchase agreements increased from 68 days as of September 30, 2001 to 179 days as of December 31, 2001.

     Between January 1, 2002 and January 18, 2002 we purchased $112.1 million in mortgage-backed securities guaranteed by an agency of the United States government.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                    ANWORTH MORTGAGE ASSET CORPORATION


Date:  January 23, 2002             By:  /s/ Joseph Lloyd McAdams
                                         ---------------------------------------
                                    Name:  Joseph Lloyd McAdams
                                    Title: President and Chief Executive Officer

                                      -3-
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                                 EXHIBIT INDEX
                                 -------------


  Exhibit Number                        Description
  --------------                        -----------

       99.1             Press Release dated January 23, 2002, of the Registrant.




                                 EXHIBIT INDEX
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